Material Cybersecurity Incident Disclosure	Jun. 09, 2025
Material Cybersecurity Incident [Abstract]
Material Cybersecurity Incident Nature [Text Block]	On June 9, 2025, Zoomcar Holdings, Inc. (the “Company”) identified a cybersecurity incident involving unauthorized access to its information systems. The Company became aware of the incident after certain employees received external communications from a threat actor alleging unauthorized access to Company data. Upon discovery, the Company promptly activated its incident response plan.
Material Cybersecurity Incident Material Impact or Reasonably Likely Material Impact [Text Block]	To date, the incident has not resulted in any material disruption to the Company’s operations. However, the Company continues to evaluate the scope and potential impacts of the event, including legal, financial, and reputational considerations, as well as any associated remediation costs.